Consolidated net debt (Tables)	6 Months Ended
Jun. 30, 2020
Disclosure Of Consolidated Net Debt [Abstract]
Analysis of changes in consolidated net debt

	Financing liabilities(b)			Other assets
	Borrowings excluding overdrafts(a)	Lease Liabilities	Debt-related derivatives (included in Other financial liabilities/assets)	Cash/ overdrafts(b)	Other Investments(c)	Net debt
For the six months ended 30 June 2020	US$m	US$m	US$m	US$m	US$m	US$m
Analysis of changes in consolidated net debt
Opening balance	(12,806)	(1,309)	(147)	8,027	2,584	(3,651)
Foreign exchange adjustment	76	33	(61)	(21)	—	27
Cash movements excluding exchange movements	464	154	91	(1,752)	(84)	(1,127)
Other non-cash movements(d)	(323)	(53)	280	—	21	(75)
Closing balance	(12,589)	(1,175)	163	6,254	2,521	(4,826)

(a)Borrowings excluding overdrafts (including lease liabilities) of US$13,764 million at 30 June 2020 (31 December 2019: US$14,115 million) differ from total borrowings and other financial liabilities of US$14,118 million (31 December 2019: US$14,713 million) on the balance sheet as they exclude overdrafts of US$15 million (31 December 2019: nil), other current financial liabilities of US$57 million (31 December 2019: US$350 million) and other non-current financial liabilities of US$282 million (31 December 2019: US$248 million).

(b)At 30 June 2020 there were overdrafts of US$15 million classified as financial liabilities. There were no overdrafts included in the opening balance at 1 January 2020.

(c)Other investments comprise US$2,521 million (31 December 2019: US$2,584 million) of highly liquid financial assets held in managed investment funds classified as held at fair value through profit or loss.
(d)Other movements in lease liabilities include the net impact of additions, modifications and terminations during the period.